Blockbuster Proposes Combination With Circuit City Investor Update April 14, 2008 Exhibit 99.2

BLOCKBUSTER
Safe Harbor
The matters set forth in this presentation include forward-looking statements related to our operations and business outlook, our financial and operational strategies and goals, and our financial and operational strategies and goals for the combined company.  Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. These forward-looking statements are based on management's current intent, belief, expectations, estimates and projections regarding our company, our industry and the proposed combination with Circuit City. These statements are not guarantees of future performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict. Therefore, actual results may vary materially from what is expressed in or indicated by the forward-looking statements.
Factors that may cause actual results to vary materially include, among others: (1) consumer appeal of our existing and planned product and service offerings, and the related impact of competitor pricing and product and service offerings; (2) overall industry performance and the accuracy of our estimates and judgments regarding trends impacting the home video industry; (3) our ability to obtain favorable terms from suppliers, including on such matters as copy depth and uses of product; (4) the studios' dependence on revenues generated from retail home video and their related determinations with respect to pricing and the timing of distribution of their product; (5) the variability in consumer appeal of the movie titles and games software released for rental and sale; (6) our ability to comply with operating and financial restrictions and covenants in our debt agreements and any adverse publicity relating thereto; (7) our ability to respond to changing consumer preferences, including with respect to new technologies and alternative methods of content delivery, and to effectively adjust our offerings if and as necessary; (8) the extent and timing of our continued investment of incremental operating expenses and capital expenditures to continue to develop and implement our initiatives and our corresponding ability to effectively control overall operating expenses and capital expenditures; (9) our ability to effectively and timely prioritize and implement our initiatives and to timely implement and maintain the necessary information technology systems and infrastructure to support our initiatives; (10) our ability to capitalize on anticipated industry consolidation; (11) the application and impact of future accounting policies or interpretations of existing accounting policies; (12) the impact of developments affecting our outstanding and any future litigation and claims against us; (13) shifts in strategy in connection with recent changes in the composition of our key management; (14) our ability to achieve revenue and cost synergies in a combination with Circuit City, including as a result of the factors outlined above; (15) the availability and nature of financing for our proposed combination with Circuit City; and (16) other factors, as described in our filings with the
Securities and Exchange Commission, including the factors discussed under the heading "Risk Factors" in our annual report on Form 10-K for the year ended January 6, 2008. This cautionary statement is provided pursuant to Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934. The forward-looking statements in this release and in our related conference call and investor update are made only as of the date hereof and we undertake no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future.
CIRCUIT CITY SHAREHOLDERS ARE URGED TO READ ANY PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION IF AND
WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. BLOCKBUSTER AND ITS DIRECTORS AND
EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES IN RESPECT OF THE PROPOSED
TRANSACTION BETWEEN CIRCUIT CITY AND BLOCKBUSTER. CIRCUIT CITY SHAREHOLDERS WILL BE ABLE TO OBTAIN A COPY OF
ANY PROXY STATEMENT, AS WELL AS OTHER FILINGS CONTAINING INFORMATION ABOUT THE PARTIES (INCLUDING
INFORMATION REGARDING THE PARTICIPANTS IN THE PROXY SOLICITATION AND A DESCRIPTION OF THEIR DIRECT AND
INDIRECT INTERESTS, BY SECURITY HOLDINGS OR OTHERWISE), FREE AT THE SEC’S WEBSITE AT WWW.SEC.GOV OR FROM
BLOCKBUSTER AT WWW.BLOCKBUSTER.COM.

BLOCKBUSTER
Summary Of Proposal
Blockbuster proposes to acquire Circuit City for at least $6 in cash per share, subject to due diligence
All-cash offer represents a minimum 54% premium to Circuit City’s April 11, 2008 closing price
We believe we have the resources necessary to complete an all-cash transaction
A proposal was initially made in a letter sent to Circuit City on February 17, 2008
Combination would create an $18 billion global retail enterprise
Both companies would benefit from complementary products, marketing, management strengths, systems and distribution
Significant revenue and cost synergies expected
Blockbuster’s Board of Directors fully supports the proposed transaction

Strategic Fit
An $18 billion global retail enterprise uniquely positioned to capitalize on the growing convergence of media content and electronic devices
Highly integrated multi-channel business
model, which allows customers to shop in
its stores, on the Web and via the
telephone
Currently expanding customer touch-points
through online and relevant devices
Leading specialty retailer of consumer
electronics, home office products,
entertainment software and related
services
Leading global provider of movie and game
entertainment via retail and direct channels
693 domestic and 779 international stores
Massive global scale: nearly 8,000 stores
in the United States, its territories and 21
other countries
Large scale format, broad product line Convenience oriented, small-scale format
Currently, in the midst of a retail and
merchandising transformation, with the
goal of continuing to improve its core
business
Successfully pursuing a strategic
repositioning to compete with new business
models and new technologies
Scale
Products
Retail
Format
Consumer
Interface
Strategic
Focus

BLOCKBUSTER

circuit city

circuit city

BLOCKBUSTER

BLOCKBUSTER
Combination Creates Immediate Benefits
New Products and Services
– Movie and game rental
drives traffic
– Subscription services
Convenience
– Additional 5,000 domestic
retail locations
New Products and Services
– In-store technical support
service to sell electronics and
serve customers
– Sell digital devices with
personalized and preloaded
movies and digital
subscriptions
Convenience
– Breadth and depth of product
assortment
Compelling
consumer
proposition
– Drives revenues
– Improves margin
Compelling
cost savings
Real estate rationalization
Efficient logistics
G&A  savings
Systems savings
Advertising efficiency

✔	✔	✔	✔	✔					
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	✔	✔	✔	✔	✔		✔	✔	✔	✔
			✔				✔	✔	✔	✔
			✔				✔			✔
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		✔		✔			✔	✔		✔
		✔	✔	✔			✔			✔
			✔		✔	✔

Digital Physical Digital Physical Digital Physical
Breadth Of Offerings Provides Significant Competitive Advantage
Media Content
Rental
Consumer
Electronics
In-Store
Services
At-Home
Services Warranties
Best-Buy
Wal-Mart
Radio Shack
Apple
Blockbuster
Circuit City
New Blockbuster
Amazon
Netflix
Retail Subscription
Devices and Services
Unmatched offering can be further differentiated with
exclusive content and content-enabled devices

BLOCKBUSTER

circuit city

circuit city

BLOCKBUSTER

BLOCKBUSTER
Global Geographic Presence – Blockbuster and Circuit City
Source:  Company filings. Blockbuster figures reflected as of January 6, 2008.  Circuit City figures reflected as of February 29, 2008.
United States
Great Britain
Canada
Australia
Mexico
Italy
Ireland
Brazil
All others
Total
4,855
706
454
370
323
240
188
175
519
7,830
693
-
779
-
-
-
-
-
-
1,472
Total
5,548
706
1,233
370
323
240
188
175
519
9,302
Retail network rationalization
– 90% of domestic Circuit City
stores within 5 miles of a
Blockbuster
Retail square footage utilization
– Games
– Kids
– Beverage Lounge
– Kiosks
Logistics optimization
– Inventory management
– Hub and spoke distribution
Opportunities Store Count

We are expecting significant year-over-year
improvement in our Q1 2008 performance
– For the first time in 5 years we expect to
post positive domestic same-store sales in
Q1 2008
– Driven by strong performance in our
domestic same-store revenues, we expect
Q1 2008 adjusted EBITDA to be
approximately $110 million versus $23
million for the same period last year
– Net income for Q1 2008 should be $30
million compared to a net loss of $49 million
for the Q1 2007
Blockbuster’s credit profile has strengthened:
– Q1 2008 gross leverage as measured by
Total Debt/LTM EBITDA is now less than
3.0x
Blockbuster Undergoing Successful Transformation
Develop Digital Content
Delivery Channels
Enhance Retail
Grow
Core Rental Business

BLOCKBUSTER
Accelerates Blockbuster Strategic Transformation
Blockbuster has successfully undertaken a series of strategic initiatives designed to provide our customers with media entertainment content when and how they want it
This combination will accelerate the success of these initiatives
Develop Digital Content
Delivery Channels
Enhance Retail
Grow
Core Rental Business
Real estate rationalization
Improved availability (breadth
and depth)
Exclusive products
Expand rental model to select
Circuit City stores
New channel for in-store and
by-mail subscription
Strong presence in Consumer
Electronics
Big box for assortment breadth
Small box for convenience and
service
In-store technical support
service to sell electronics and
serve customers
Digital content aggregation
(Movielink)
Content-enabled devices (e.g.
TVs, portable players, set-top
boxes)
“Blockbuster Inside”

BLOCKBUSTER
Unique Opportunity For Shareholders
Combination would create a global retailer
– Uniquely positioned to drive the growing convergence of media content and electronic devices
– With unmatched breadth of product offering
– Superior competitive positioning
– Enhanced shopping experience for customers of both formats
Combination would allow significant improvement in financial performance
– Revenue and margin advantages made possible by complementary products and services
– Substantial cost synergies
Accelerates transformation of both companies
Creates game-changing retail concept with sustainable competitive advantage

Page 11 The New Blockbuster Bringing convenient access to media entertainment and devices

BLOCKBUSTER
Reconciliation of Non-GAAP Financial Measures
Adjusted EBITDA is a non-GAAP financial measure within the meaning of Regulation G of the Securities and Exchange Commission and is not a
measure of operating performance calculated in accordance with GAAP.  As a result, adjusted EBITDA should not be considered in isolation of, or as a substitute for, net income (loss) as an indicator of operating performance.  Adjusted EBITDA, as the Company calculates it, may not be comparable to similarly titled measures employed by other companies.
Management believes that, because the items listed under EBITDA below are non-recurring in nature, adjusting the Company's financial results to exclude these amounts provides investors with a clearer perspective of the current underlying operating performance of the Company, a clearer comparison to current period results and greater transparency regarding supplemental information used by management in its financial and operational decision-making.
In addition, management believes that adjusting the Company's financial results to exclude income (loss) from discontinued operations, net of tax, taxes, interest and other income, impairment of long-lived assets and depreciation and amortization of intangibles also provides investors with a clearer perspective of the current underlying operating performance of the Company and a clearer comparison to current period results.
Management uses adjusted EBITDA as an internal measure of business operating performance, to establish operational goals, to allocate resources and to analyze trends. Net income (loss) is the financial measure calculated and presented in accordance with GAAP that is most comparable to adjusted EBITDA.
Thirteen Weeks
Ended April 6, 2008
Thirteen Weeks Ended
April 1, 2007
(Estimated) (As Restated)
Reconciliation of adjusted EBITDA:
Net Income (loss) 30.0                                (49.0)
Adjustments to reconcile net income (loss) to adjusted EBITDA:
Discontinued operations, net of tax -                                 (2.6)
Taxes 8.0                                  8.5
Interest and other income, net 25.0                                23.7
Impairment of long-lived assets -                                 -
Depreciation and Amortization of intangibles 41.0                                49.8
EBITDA 104.0                              30.4
Termination of Brazilian franchise agreement -                                 (20.0)
Lease termination costs incurred for store closures 1.0                                  3.0
Severance costs 1.0                                  1.8
Stock compensation 4.0                                  8.1
Adjusted EBITDA 110.0                              23.3

Blockbuster Proposes Combination With Circuit City Investor Update April 14, 2008